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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   August 19, 1997

                             Scotland Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                  1-14266                 56-1955133
----------------------------        -------------         --------------------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)          Identification No.)



                              505 South Main Street
                        Laurinburg, North Carolina 28352
                    ----------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (910) 276-2703


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events
          On August 19, 1997, the Board of Directors of Scotland Bancorp, Inc. declared a special one-time cash dividend of $6.00 for each share of the Company's issued and outstanding common stock to be paid on September 29, 1997 to shareholders of record on September 15, 1997. The Company anticipates that the dividend will be considered a return of capital and as such would be reviewed as a reduction in the cost basis of each share of the Company's common stock and would not be subject to income tax as a dividend to shareholders. A copy of the press release announcing the special dividend is attached as Exhibit
(99) (a) hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
          (99)(a)  Press Release.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SCOTLAND BANCORP, INC.


Date:  August 20, 1997            By: /s/ William C. Fitzgerald, III
                                     ------------------------------------------
                                          William C. Fitzgerald, III, President
                                          and Chief Executive Officer
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                                 EXHIBIT INDEX


         Exhibit No.              Description
         ----------               -----------

           (99)(a)                Press Release dated
                                  August 19, 1997